UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2004

MULTI-FINELINE ELECTRONIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50812	95-3947402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3140 East Coronado Street, Suite A

Anaheim, CA 92806

(Address of Principal Executive Offices) (Zip Code)

(714) 238-1488

(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

On August 16, 2004, Multi-Fineline Electronix, Inc. issued a press release providing earnings guidance for the fourth fiscal quarter of 2004, outlining the company’s policy for providing guidance to investors and announcing a follow-on conference call. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release issued August 16, 2004, providing earnings guidance for the fourth fiscal quarter of 2004, outlining the company’s policy for providing guidance to investors and announcing a follow-on conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2004

Multi-Fineline Electronix, Inc., a Delaware corporation

By:	/s/ Philip A. Harding
Philip A. Harding Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued August 16, 2004, providing earnings guidance for the fourth fiscal quarter of 2004, outlining the company’s policy for providing guidance to investors and announcing a follow-on conference call.